UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018

Rodin Global Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-214130	81-1310268
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 938-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

The information discussed under Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Alliance Data Systems Office Building – Columbus, Ohio

On July 31, 2018, Rodin Global Property Trust, Inc. (the “Company”), through its operating partnership, acquired, together with a subsidiary of the Company’s sponsor, Cantor Fitzgerald Investors, LLC (“CFI”), an office building (the “Property”) located in Columbus, Ohio at a contract purchase price of $46,950,000.00, exclusive of closing costs. The fee simple interest in the Property is held by a single purpose limited liability company (the “SPE”) the parent (the “Sole Member”) of which the Company owns 67% of the membership interests and CFI 33%. The Property was acquired from ADS Place Phase III, LLC (the “Seller”). Seller is a third party and not affiliated with the Company or CFI.

The Property is 100% leased to Comenity Servicing LLC, a subsidiary of Alliance Data Systems Corporation, which serves as the guarantor of the lease. The lease is net whereby the tenant is responsible for operating expenses, real estate taxes, insurance, utilities, repairs, maintenance and capital expenditures, in addition to its obligation to pay base rent.

The following table provides certain information about the Property:

Rent Commencement Date	Lease Expiration Date	Rentable Square Feet	Year One Rent	Rental Escalations	Tenant Renewal Options
September 13, 2017	September 13, 2032	241,493	$3,104,701	1.07% annual rent escalations	One 10 year renewal option

The Company funded its portion of the purchase price with cash from its ongoing initial public offering. The Property was acquired with the proceeds of contributions from the Sole Member’s members and a loan from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) described in Item 2.03 of this Current Report on Form 8-K. The Company intends, but is not obligated, to purchase 100% of the membership interests in the Sole Member from CFI. The purchase price for any membership interests purchased by the Company from CFI would be equal to the equity contributed by CFI in exchange for such membership interests.

The SPE is currently managed by a subsidiary of CFI. The purchase and sale agreement for the Property was assigned to the Sole Member by Cantor Real Estate Investment Management Investments, LLC, an affiliate of CFI, pursuant to an assignment and assumption agreement dated July 31, 2018. The purchase and sale agreement for the Property is included as Exhibit 10.1 to this Current Report on Form 8-K. The description above is a summary and qualified in its entirety by Exhibit 10.1, which is incorporated herein by reference.

The Property will be managed by RDN Property Management, LLC, an affiliate of CFI, pursuant to a property management agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

CCRE Loan

On July 31, 2018, in connection with the purchase of the Property, the SPE entered into a loan agreement (the “Loan”) with CCRE with an outstanding principal amount of $26,550,000. The Loan provides for monthly interest payments and bears interest at an initial fixed rate of 4.9425 percent per annum. The Loan matures on September 12,

2032 and may be prepaid (a) subject to customary prepayment provisions on or after August 6, 2020 and (b) without penalty on or after June 6, 2028; provided that in each case the Loan may be prepaid in whole, but not in part. The anticipated repayment date of the Loan is August 6, 2028 (the “Anticipated Repayment Date”). To the extent the Loan has not been repaid by the Anticipated Repayment Date, excess cash flow from the Property will be held as additional security and applied to the repayment of the outstanding principal and the Loan will bear interest at an increased rate of 2.50 percent per annum plus the greater of (a) 4.9425% and (b) the ten year swap yield as of the first business day after the Anticipated Repayment Date. The Loan contains customary events of default. As is customary in such financings, if an event of default occurs under the Loan, the lender may accelerate the repayment of the outstanding principal amount and exercise other remedies subject, in certain instances, to the expiration of an applicable cure period. CF Real Estate Holdings, LLC (the “Guarantor”), an affiliate of CFI, has guaranteed (x) any losses that the lender may incur as a result of the occurrence of certain bad acts of the borrower and (y) the repayment of the Loan upon the occurrence of certain other significant events, including bankruptcy. Additionally, the Guarantor has agreed to indemnify the lender against certain environmental liabilities. If the Company’s operating partnership acquires at least 95% of the membership interests of the SPE, the Company will replace the Guarantor with respect to the guaranty and the environmental indemnification and the Company’s operating partnership will become the managing member of the Sole Member.

The description above is a summary and is qualified in its entirety by the loan agreement, included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (such as those concerning the Company’s intention regarding the purchase of 100% of the membership interests of the SPE) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, the ability of the Company to effectuate the purchase of the remainder of such interests as well as those risks set forth in the “Risk Factors” section of the Company’s Registration Statement on Form S-11, as amended or supplemented by the Company’s other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and actual results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(a) and (b) Financial Statements of Real Estate Property Acquired and Pro Forma Financial Information

If applicable, the required financial statements for the transaction described in Item 2.01 above will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description
10.1*	Agreement of Purchase and Sale by and between ADS Place Phase III, LLC, and Cantor Real Estate Investment Management Investments, LLC dated June 28, 2018.

10.2	Loan Agreement between 3075 Loyalty Circle Owner, LLC and Cantor Commercial Real Estate Lending, L.P. dated July 31, 2018.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to this agreement have been omitted. The Registrant undertakes to supplementally furnish a copy of the omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RODIN GLOBAL PROPERTY TRUST, INC.

Date: July 31, 2018	By:	/s/ KENNETH CARPENTER
Name: Kenneth Carpenter
Title: President